                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 28, 2005
  -----------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
  -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-19557                 36-3777824
-------------------------------    -------------------    ----------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
              -----------------------------------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
          AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On June 28, 2005, management and the Audit Committee of the Board of Directors, in consultation with the Company's independent registered public accounting firm, Deloitte & Touche LLP, concluded that the Company's financial statements for the fiscal quarters ended October 2, 2004, January 1, 2005 and April 2, 2005 and for the fiscal years ended July 3, 2004, June 28, 2003 and June 29, 2002 should no longer be relied upon.

         Subsequent to the issuance of the Company's consolidated financial statements for the fiscal quarter ended April 2, 2005, the Company determined that its Series A convertible preferred stock should be classified outside of permanent equity in accordance with the guidance of Emerging Issues Task Force Topic No. D-98 "Classification and Measurement of Redeemable Securities", because the redemption of the Series A convertible preferred stock in shares of common stock is outside of the Company's control. The restatement to reclassify the Series A convertible preferred shares will have no effect on the Company's previously reported net income, earnings per share or cash flows. Current and historic debt covenants were also unaffected. The tables below summarize the effects of the restatement.

                   EFFECT ON LAST THREE COMPLETED FISCAL YEARS
                                 (in thousands)

                                                  As Previously
                                                     Reported        As Restated
                                                  -------------     ------------
As of July 3, 2004
      Convertible Preferred Stock                  $         --     $     40,000
      Additional Paid In Capital                         96,146           56,147
      Stockholders equity                               173,576          133,576
As of June 28, 2003
      Convertible Preferred Stock                  $         --     $     40,000
      Additional Paid In Capital                         96,179           56,149
      Stockholders equity                               253,904          213,904
As of June 29, 2002
      Convertible Preferred Stock                  $         --     $     40,000
      Additional Paid In Capital                         93,557           53,557
      Stockholders equity                               245,036          205,036

                 EFFECT ON LAST THREE COMPLETED FISCAL QUARTERS
                                 (in thousands)


                                     As Previously
                                        Reported       As Restated
                                     -------------     ------------
As of April 2, 2005
      Convertible Preferred Stock     $         --     $     40,000
      Additional Paid In Capital            95,757           55,757
      Stockholders equity                  155,505          115,505
As of January 1, 2005
      Convertible Preferred Stock     $         --     $     40,000
      Additional Paid In Capital            96,107           56,107
      Stockholders equity                  181,657          141,657
As of October 2, 2005
      Convertible Preferred Stock     $         --     $     40,000
      Additional Paid In Capital            96,040           56,040
      Stockholders equity                  171,341          131,341


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         The Company will file the restated consolidated financial statements as amendments to periodic reports with the Securities and Exchange Commission on the appropriate forms as soon as practicable.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2005

                                            SALTON, INC.


                                            /s/ David M. Mulder
                                            ------------------------------------
                                            David M. Mulder
                                            Executive Vice President
                                            Senior Financial Officer
                                            and Chief Administrative Officer



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